UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tyra Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2023 ANNUAL MEETING OF STOCKHOLDERS

May 31, 2023

TYRA BIOSCIENCES, INC.

2656 State Street

Carlsbad, California 92008

April 17, 2023

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Tyra Biosciences, Inc., a Delaware corporation (the “Company”) at 9:00 a.m. Pacific Time on Wednesday, May 31, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability that is being sent to you.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section entitled “Who Can Attend the Annual Meeting of Stockholders?” of the proxy statement for more information about how to attend the virtual-only meeting.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received our Notice of Internet Availability of Proxy Materials, the instructions regarding how you can access your proxy materials and vote are contained in that notice. If you have received written proxy materials, the instructions regarding how you can access your proxy materials and vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy. If you hold your shares through a bank or broker, you will need a proxy from your bank or broker to vote your shares online at the Annual Meeting.

Thank you for your support.

Sincerely,

Todd Harris
President, Chief Executive Officer and Director
Carlsbad, California

Notice of Annual Meeting of Stockholders

To be Held Wednesday, May 31, 2023

TYRA BIOSCIENCES, INC.

2656 State Street, Carlsbad, California 92008

The Annual Meeting of Stockholders (the “Annual Meeting”) of Tyra Biosciences, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. Pacific Time on Wednesday, May 31, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting, and submit questions for consideration at the online meeting. To be admitted to the Annual Meeting’s live webcast, you must register at www.proxydocs.com/TYRA as described in the proxy materials or your proxy card. As part of the registration process, you must enter the Control Number included in your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. The Annual Meeting will be held for the following purposes:

1.

To elect three directors to serve as Class II directors for a three-year term expiring at the 2026 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Notice of Internet Availability of Proxy Materials with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability of Proxy Materials that is being sent to you.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Holders of record of our common stock as of the close of business on April 6, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares as soon as possible via the toll-free telephone number or over the Internet, as described in the enclosed proxy materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

Todd Harris
President, Chief Executive Officer and Director
Carlsbad, California
April 17, 2023

PROXY STATEMENT

TYRA BIOSCIENCES, INC.

2656 State Street, Carlsbad, California 92008

General

This proxy statement is furnished in connection with the solicitation by the board of directors (the “Board”) of Tyra Biosciences, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held virtually on Wednesday, May 31, 2023 (the “Annual Meeting”), at 9:00 a.m., Pacific Time, and at any continuation, postponement or adjournment thereof. Holders of record of shares of our common stock, $0.0001 par value per share (“Common Stock”), as of the close of business on April 6, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. As of the Record Date, there were 42,771,024 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”), or Notice of Internet Availability of Proxy Materials, as applicable, will be sent on or about April 17, 2023 to our stockholders on the Record Date.

In this proxy statement, “Tyra”, the “Company,” “we,” “us” and “our” refer to Tyra Biosciences, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 31, 2023:

This Proxy Statement and our 2022 Annual Report to Stockholders are available at:

www.proxydocs.com/TYRA.

Proposals

At the Annual Meeting, our stockholders will be asked:

1.

To elect Isan Chen, M.D., Gilla Kaplan, Ph.D., and Robert More as Class II directors for a three-year term that expires at the 2026 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as our independent public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote, as follows:

1.	FOR each of the nominees for election as a Class II director as set forth in this proxy statement; and

2.	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information about this Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our 2022 Annual Report available to our stockholders electronically via the Internet. On or about April 17, 2023, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to us associated with the printing and mailing of materials.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, we will provide copies of these documents, free of charge, upon written request to Tyra Biosciences, Inc., 2656 State Street, Carlsbad, California 92008, Attention: Corporate Secretary or by calling (619) 728-4760. Such requests by street name holders should be made through their bank, broker or other holder of record.

Stockholders sharing an address that are receiving multiple copies of the Internet Notice can request delivery of a single copy of the proxy statement or annual report or Internet Notice by contacting their broker, bank or other intermediary or sending a written request to Tyra Biosciences, Inc. at the above address or by calling (619) 728-4760.

Questions and Answers about the Annual Meeting of Stockholders

Who is entitled to vote on matters presented at the Annual Meeting?

The Record Date for the Annual Meeting is April 6, 2023. You are entitled to vote on the matters presented at the Annual Meeting if you were a record holder at the close of business on the Record Date. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 42,771,024 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Common Stock is our only class of stock entitled to vote.

What is the difference between being a “Record Holder” and holding shares in “Street Name”?

If, on the Record date, your shares were registered directly in your name then you are a stockholder of record.

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.

Am I entitled to vote if my shares are held in “Street Name”?

Yes. If your shares are held in street name, these proxy materials, along with instructions on how to vote your shares, are being provided to you by your brokerage firm, bank, dealer or other similar organization. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization how to vote your shares, and the brokerage firm, bank, dealer or other similar organizations is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting, unless you obtain, and present at the Annual Meeting, a legal proxy from your brokerage firm, bank, dealer or other similar organization.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. Under Delaware law and our Amended and Restated Bylaws (the “Bylaws”), the presence at the Annual Meeting online, or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote, on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.

How can I attend the Annual Meeting?

As noted above, we have decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting only if you are a record holder or beneficial owner of our Common Stock as of the Record Date. If you are a record holder you are entitled to vote at the Annual Meeting. If you hold your shares in street name you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization to vote at the Annual Meeting. To attend and participate in the Annual Meeting, you will need the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your Control Number or otherwise vote through the bank or broker. To be admitted to the Annual Meeting and vote your shares, you must register to attend the Annual Meeting at www.proxydocs.com/TYRA and provide the Control Number by 2:00 p.m. Pacific Time on May 29, 2023. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

This year’s stockholder question and answer session will include questions submitted in advance of the Annual Meeting. You may submit a question in advance of the meeting as a part of the registration process. Questions pertinent to meeting matters and that are submitted in accordance with our Rules of Conduct for the Annual Meeting will be answered during the meeting, subject to applicable time constraints. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. In order to promote fairness, efficient use of time and in order to ensure all stockholders are responded to, we will respond to up to two questions from a single stockholder.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) the holders of a majority of the shares entitled to vote, present at the virtual meeting, or represented by proxy, at the virtual meeting are authorized by our Amended and Restated Bylaws to adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

With respect to the election of directors, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. With respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, you may vote “For,” “Against” or “Abstain” from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy prior to the Annual Meeting to ensure that your vote is counted.

•

Via the Internet: You may vote at www.proxypush.com/TYRA, 24 hours a day, seven days a week, by following the instructions provided in the Internet Notice. You will need to use the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote via the Internet.

•

By Telephone: You may vote using a touch-tone telephone by calling (866) 485-1932, 24 hours a day, seven days a week. You will need to use the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote by telephone. Votes submitted by telephone must be received by 8:59 a.m., Pacific Time, on May 31, 2023.

•

By Mail: If you request printed copies of the proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.

•

At the Virtual Annual Meeting: You may vote during the virtual Annual Meeting through www.proxydocs.com/TYRA. To be admitted to the Annual Meeting and vote your shares, you must register to attend the Annual Meeting at www.proxydocs.com/TYRA by 2:00 p.m. Pacific Time on May 29, 2023 and provide the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than directly from us. Please check with your bank, broker, or other agent and follow the voting instructions they provide to vote your shares. Generally, you have three options for returning your proxy.

•

By Method Listed on Voting Instruction Card: Please refer to your voting instruction card or other information provided by your bank, broker or other agent to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank, broker or other agent does not offer Internet or telephone voting information, please follow the other voting instructions they provide to vote your shares.

•	By Mail: You may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other agent.

•

At the Virtual Annual Meeting: To vote online during the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker or bank to request the proxy form authorizing you to vote the shares. You must also register to attend the Annual Meeting at www.proxydocs.com/TYRA and provide the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Can I change my vote after I submit my Proxy?

Yes. If you are a record holder, you may revoke your proxy and change your vote any time before the proxy is voted at the Annual Meeting:

•	by submitting a duly executed proxy bearing a later date than your prior proxy;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Corporate Secretary of Tyra prior to or at the Annual Meeting; or

•	by voting online at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote virtually at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot at the Annual Meeting.

Who will count the votes?

A representative from Mediant Communications, Inc. is expected to tabulate the votes and an employee of the Company is expected to be our inspector of election and will certify the votes.

What if I do not specify how my shares are to be voted?

If you are a record holder and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you are a record holder and submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 1 of this proxy statement, along with the description of each proposal in this proxy statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What are broker non-votes and do they count for determining a quorum?

Shares represented by proxies that reflect a broker non-vote will be counted as present for purposes of determining the presence of a quorum. As discussed above, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares on a particular matter. A broker has discretionary power to vote shares without instruction from the beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. Thus, broker non-votes are not expected on that proposal. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Broker non-votes on the election of directors, which is considered a non-routine matter, will have no effect because they are not considered votes cast, and the three directors that receive the highest number of votes will be elected.

What is an Abstention and how will votes Withheld and Abstentions be treated?

Shares of common stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of Ernst & Young LLP, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the three directors that receive the highest number of votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the appointment of Ernst & Young LLP.

How many votes are required for the approval of the proposals to be voted upon and how will Abstentions and Broker Non-Votes be treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast for or against the matter.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Will any other business be conducted at the Annual Meeting?

We currently know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Where can I find the voting results of the Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposals To Be Voted On

Proposal 1—Election of Directors

At the Annual Meeting, three (3) Class II directors are to be elected to hold office for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2026 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Isan Chen, M.D., Gilla Kaplan, Ph.D., and Robert More for re-election as Class II directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Our Amended and Restated Certificate of Incorporation (the “Charter”) and Bylaws provide that the authorized number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Board. We currently have nine (9) authorized directors on our Board. As set forth in our Charter, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The following table summarizes the class, independence and committee membership of our directors:

Name	Age	Position	Independent	Committee Membership
CLASS II DIRECTORS—Nominated for Re-election with a Term to Expire at the 2026 Annual Meeting

Isan Chen, M.D.	60	Director	X	Compensation;
Gilla Kaplan, Ph.D.	75	Director	X	Nominating and Corporate Governance;
Robert More	55	Chairman of the Board	X	Audit; Nominating and Corporate Governance (Chair)

CLASS III DIRECTORS—Terms to Expire at the 2024 Annual Meeting

Melissa McCracken, Ph.D.	36	Director	X	Audit
Jake Simson, Ph.D.	37	Director	X	Nominating and Corporate Governance
Rehan Verjee	42	Director	X	Audit (Chair)

CLASS I DIRECTORS—Terms to Expire at the 2025 Annual Meeting

Todd Harris, Ph.D.	43	President, CEO and Director
Nina Kjellson	48	Director	X	Compensation (Chair)
Siddarth Subramony, Ph.D.	36	Director	X	Compensation

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock entitled to vote in the election of directors.

In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

All of the persons whose names and biographies appear below are currently serving as our directors. Each of our directors brings to the Board significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or private equity and venture capital firms. The process undertaken by the Nominating and Corporate Governance Committee in recommending qualified director candidates is described below under “Board Diversity and Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The Board unanimously recommends a vote FOR the election of the three nominees for Class II directors.

Information Regarding Directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election to the Board:

Class II Directors (Terms to Expire at the 2026 Annual Meeting)

Isan Chen, M.D. served as our Chief Medical Advisor from January 2020 to January 2021 and as a member of our Board since February 2019. Dr. Chen has served as the Chief Executive Officer at MBrace Therapeutics, Inc. since May 2020. Before MBrace Therapeutics, Inc., Dr. Chen served as the Executive Vice President and Chief Medical and Development Officer of Mirati Therapeutics, Inc. from September 2013 until May 2020. Prior to Mirati Therapeutics, Inc., Dr. Chen was the Chief Medical Officer of Aragon Pharmaceuticals, Inc., which was acquired by Johnson & Johnson, Inc. in July of 2013. Prior to Aragon, Dr. Chen served as Vice President of Tumor Strategy in the oncology business unit at Pfizer. Before joining Pfizer, Dr. Chen practiced medicine as a staff physician at City of Hope Medical Center and later as an assistant professor at the University of Texas, M.D. Anderson Cancer Center. Dr. Chen is currently a member of the board of directors of Treadwell Therapeutics, Inc. Dr. Chen holds an M.D. from University of São Paulo and completed his fellowship in Hematology and Oncology from the University of California, San Diego. Dr. Chen is board certified in internal medicine, hematology and medical oncology with more than 20 years of experience in oncology and clinical trials from first-in-humans through global registration studies. We believe that Dr. Chen’s expertise and executive experience in the life sciences industry, his experience as a director of biopharmaceutical companies and his educational background provide him with the qualifications and skills to serve on our Board.

Gilla Kaplan, Ph.D. has served as a member of our Board since March 2019. Dr. Kaplan currently serves as Chief Executive Officer and director of Gilrose Therapeutics and as Senior Advisor of Medicine Development for Global Health. Before Gilrose, Dr. Kaplan was Senior Advisor from July 2018 until December 2020 at the Bill and Melinda Gates Medical Research Institute (Gates MRI) and the Director of the Global Health Program, Tuberculosis of the Bill and Melinda Gates Foundation (BMGF) from January 2014 until April 2018. Her work has encompassed developing a deep understanding of the cellular immune response and how to harness it for host adjunctive therapies. Dr. Kaplan spent her career as an academic research scientist leading her laboratory in investigations focusing on human disease, exploring novel experimental medicine approaches that modulate the immune response for disease control. She was a recipient of multiple grants from the NIH-NIAID and other funding organizations for her research. Dr. Kaplan currently serves on the board of directors of Avalo Inc. Dr. Kaplan previously served on the board of directors at Celgene Corporation from 1998 to 2018. Dr. Kaplan received a Bachelor of Science degree from Hebrew University, Jerusalem, Israel and a Master of Science and Ph.D. in Cellular Immunology from University of Tromso, Norway. We believe that Dr. Kaplan’s expertise and experience in the life sciences industry, her experience as a director of biotechnology companies and her educational background provide her with the qualifications and skills to serve on our Board.

Robert More has served as a member of our Board since November 2018 and our Chairman since March 2019. Since November 2016, Mr. More has served as Managing Director of Alta Partners, a venture capital firm. From July 2013 to May 2015, Mr. More served as Senior Advisor for the Bill & Melinda Gates Foundation and led its Global Health Venture Initiative. He served as a General Partner of venture capital firms Frazier Healthcare Ventures and Domain Associates from September 2008 to June 2013 and from June 1996 to July 2008, respectively. Mr. More currently serves on the board of directors of Vir Biotechnology, Inc. He also currently serves on the board of directors of Variant Bio, Inc., a private biotechnology company. Mr. More previously served on the board of directors of the following public companies: Achaogen, Inc., a biopharmaceutical company, Cartiva, Inc., a medical device company acquired by Wright Medical Group N.V., Neothetics Inc., a pharmaceutical company, Sienna Biopharmaceuticals, now Sienna Biopharmaceuticals, Inc., a biotechnology company, Glaukos Corporation, a medical technology company, and IntraLase Corp., a medical device company acquired by Advanced Medical Optics in 2007. He also previously served on the board of directors of the following life sciences companies: ESP Pharma, Inc., Proxima Therapeutics, Inc., eGenesis Bio, Utah Capital Investment Corporation (UCIC), NovaCardia, Inc., Carticept Medical, Inc., Esprit Pharma, Inc. and Oceana Therapeutics, Inc. Mr. More was a founding member of the board of directors of the Kauffman Fellows Program and previously served on the board of directors of One Revolution and The Foundation for Innovative New Diagnostics (FIND). He received his Bachelor of Science Degree in Biology from Middlebury College and an MBA from the Darden School of Business Administration at the University of Virginia. We believe that Mr. More is qualified to serve on our Board due to his experience serving on the board of directors of biotechnology companies, his extensive experience as a director of public companies, and his investment experience in the life sciences industry.

Continuing Members of the Board:

Class III Directors (Terms to Expire at the 2024 Annual Meeting)

Melissa McCracken, Ph.D. has served as a member of our Board since March 2021. Since September 2019, Dr. McCracken has served as a principal and currently as a partner at Nextech Invest Ltd., a venture capital firm focused on precision therapeutics. Prior to Nextech, Dr. McCracken was an associate and then senior associate at Third Rock Ventures, LLC from February 2017 until August 2019, a venture capital firm where she focused on scientific due diligence, partnership development and new company formation in oncology and immunology. At Third Rock Ventures, Dr. McCracken helped build and launch Celsius Therapeutics Inc., a company focused on discovering precision therapeutics for oncology and autoimmune and worked with the founding team from March 2018 to March 2019. Dr. McCracken currently serves as a board member of Ambagon Therapeutics, Inc. and Alpha-9 Theranostics and a board observer of IconOvir Bio, Inc., and was previously a board member of ImaginAB Inc. and board observer of Silverback Therapeutics, Inc. Dr. McCracken holds a Bachelor of Science in Biochemistry and Molecular Biology from the University of California, Davis and a Ph.D. in Pharmacology from the University of California, Los Angeles. We believe that Dr. McCracken’s expertise and experience in the venture capital industry, her experience as a director of biopharmaceutical companies and her educational background provide her with the qualifications and skills to serve on our Board.

Jake Simson, Ph.D. has served as a member of our Board since January 2020. Since December 2020, Dr. Simson has served as partner at RA Capital Management L.P., a multi-stage investment manager dedicated to evidence-based investing in public and private healthcare and life science companies developing drugs, medical devices, and diagnostics. Previously, Dr. Simson served as an associate, analyst and principal at RA Capital Management from July 2013 to December 2020. Dr. Simson currently serves on the board of directors for Janux Therapeutics, Inc., DICE Therapeutics, and for the following privately held companies: Xenikos, B.V, and Cedilla Therapeutics. Dr. Simson holds his Bachelor of Science in Materials Science and Engineering from MIT and a Ph.D. in Biomedical Engineering from Johns Hopkins University. In his doctoral research, he investigated clinically translatable treatments for musculoskeletal tissue repair using injectable hydrogels. We believe that Dr. Simson’s expertise and experience in biotech investing, his experience as a director of biopharmaceutical companies and his educational background provide him with the qualifications and skills to serve on our Board.

Rehan Verjee has served as a member of our Board since June 2021. Mr. Verjee is currently the founding CEO of Precede Biosciences, a venture-backed, liquid-biopsy diagnostic company. Prior to founding Precede Biosciences, Mr. Verjee was a member of the Healthcare Executive Committee of Merck KGaA from October 2015 to March 2021. During this time, Mr. Verjee served as the President of EMD Serono and as the Chief Marketing and Strategy officer for the Healthcare business of Merck KGaA. As the President of EMD Serono, Mr. Verjee led a significant enterprise through a period of transformation and growth that included the FDA approval and launch of four new medicines, including two medicines in oncology. As the Chief Marketing and Strategy Officer of Merck’s Healthcare business, Mr. Verjee was accountable for product and portfolio strategy across all specialty medicine therapeutic areas (oncology, neurology, immunology and infertility), a role that included co-chairing the R&D development committee (responsible for all R&D decisions from Phase 1 to approval), leading global business development (including delivering on a deal for a promising immunotherapy), chairing significant global R&D alliances, and having responsibility for the launches of new medicines across the major markets including the USA, the EU, China and Japan. Mr. Verjee is currently a member of the board of directors of the Massachusetts Biotechnology Council and of Precede Biosciences. Mr. Verjee holds a Master’s Degree in Molecular and Cellular Biochemistry from the University of Oxford in the U.K. We believe that Mr. Verjee’s experience as a senior executive in the life science industry and his educational background provide him with the qualifications and skills to serve on our Board.

Class I Directors (Terms to Expire at the 2025 Annual Meeting)

Todd Harris, Ph.D. has served as our President and Chief Executive Officer since November 2018, as our Treasurer since February 2019, and as a member of our Board since August 2018. Prior to co-founding Tyra, Dr. Harris served in various roles, most recently as Head of Corporate Development and a director at Sienna Biopharmaceuticals, Inc. (SNNA) (“Sienna”), a clinical-stage biopharmaceutical company, from January 2016 to July 2018 and previously as the founder, Chief Executive Officer, and director of Sienna (then called Sienna Labs) from April 2013 to January 2016. In September 2019, Sienna Biopharmaceuticals filed for voluntary petition to allow restructuring under Chapter 11 of the United States Bankruptcy Code and ceased its operations in December 2019. Before Sienna, Dr. Harris was a consultant at McKinsey & Company in the Health Care Practice Division from September 2008 to December 2012. Dr. Harris currently serves on the board of directors of Primmune Therapeutics, Inc., a biopharmaceutical company focused on the second arm, innate immune system. Dr. Harris holds a Bachelor of Science Degree in Electrical Engineering from Brigham Young University, a Master of Science Degree in Bioengineering from the University of California, San Diego, and a Ph.D. in Medical Engineering and Medical Physics from Massachusetts Institute of Technology. We believe that Dr. Harris’ valuable expertise and the perspective he brings in his capacity as our President and Chief Executive Officer, his extensive experience and knowledge in the life sciences industry and his education provide him with the qualifications and skills to serve on our Board.

Nina Kjellson has served as a member of our Board since January 2020. She is currently an investment professional at Canaan Partners and joined the venture capital firm in 2015. Ms. Kjellson is a Managing Member of Canaan Partners X LLC, the general partner of Canaan X LP, a Managing Member of Canaan Partners XI LLC, the general partner of Canaan XI LP, and a Managing Member of Canaan Partners XII LLC, the general partner of Canaan XII LP. As an investment professional at Canaan, she oversees investments in in biopharmaceutical companies that aim to transform care for patients. In addition to Tyra, some of the investments she actively oversees include PACT Pharma, Rondo Therapeutics, Inc., Sardona, Inc., Tizona Therapeutics, Inc. and Trishula, Inc. Ms. Kjellson also previously led investments in Labrys Biologics, Inc.(acquired by Teva Pharmaceutical Industries Ltd.), Tesaro, Inc., Eiger Biopharmaceuticals, Inc., Trius Therapeutics LLC (acquired by Cubist Pharmaceuticals, Inc.) and NovaCardia, Inc. (acquired by Merck & Co., Inc.), among others. Ms. Kjellson also serves as a non-investor representative on the boards of directors of CinRx, Pancea Acquisition Corp. II and Proxygen, which she joined in September 2022, January 2021 and August 2022, respectively. A founder of WoVen—Women Who Venture, Ms. Kjellson is a vocal advocate for women entrepreneurs and investors. She serves on the board of Essential Access Health, Girl Effect and Life Science Cares. She has co-developed an immersive curriculum for diversity and inclusion in healthcare with Impact Experience, called Impact Experience: HealthEquity. She is an Aspen Institute Health Innovators Fellow. Previously, Ms. Kjellson was a General Partner at InterWest Partners, where she invested in life sciences companies for 14 years and held positions at Bay City Capital, Oracle Partners and the Kaiser Family Foundation. She holds a Bachelor of Arts in Human Biology from Stanford University. We believe that Ms. Kjellson’s expertise and experience in the venture capital industry and her experience as a director of biopharmaceutical companies provide her with the qualifications and skills to serve on our Board.

Siddarth Subramony, Ph.D. has served as a member of our Board since January 2020. Since September 2018, Dr. Subramony has served as Vice President for Boxer Capital, where he is responsible for conducting due diligence of public and private investments in healthcare. Prior to joining Boxer, Dr. Subramony was a Vice President at H.I.G. Capital from February 2016 until August 2018 where he was a member of the investment team for the firm’s dedicated healthcare fund, evaluating public and private investment opportunities in the life sciences and representing H.I.G. on the board of Leiters Pharmacy. Prior to joining H.I.G., Dr. Subramony was a management consultant at the Boston Consulting Group (BCG) from July 2015 until February 2016 and served as a member of the firm’s healthcare practice. Dr. Subramony received a Bachelor of Science in Biomedical Engineering and Economics, summa cum laude, from Rensselaer Polytechnic Institute, an MBA from Harvard Business School and a Ph.D. in Biomedical Engineering from Columbia University, where he was an NSF Graduate Research Fellow. He has authored several scientific publications and is a co-inventor on multiple patents. We believe that Dr. Subramony’s expertise and experience investing in the life science industry and his educational background provide him with the qualifications and skills to serve on our Board.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal years ended December 31, 2022, 2021 and 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, and to have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2023. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

The Board unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

	Fiscal Years Ended December 31,
Fee Category	2022	2021
Audit Fees(1)	$512,105	$247,596
Audit-Related Fees(2)	0	750,000
Tax Fees	0	0
All Other Fees	2,000	0

Total Fees	$514,105	$997,596

(1)

Audit Fees consist of fees for the audit of our financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and the issuance of consents and comfort letters in connection with registration statements, including the filing of our registration statement on Form S-1 for our initial public offering and our registration statement on Form S-3.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under Audit fees. These services include auditing work in connection with the Company’s initial public offering.

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the Audit Committee, and all such services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2022. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Report of the Audit Committee of the Board

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Tyra Biosciences, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Audit Committee and the Board also have recommended, subject to stockholder approval, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,

Audit Committee
Rehan Verjee, Chair
Robert More
Melissa McCracken, Ph.D.

Executive Officers

The following table identifies our executive officers as of April 6, 2023:

Name	Age	Position
Todd Harris, PhD	43	President, Chief Executive Officer and Director
Daniel Bensen	48	Chief Operating Officer
Alan Fuhrman	66	Chief Financial Officer
Hiroomi Tada, M.D., Ph.D.	59	Chief Medical Officer

The following is biographical information for our executive officers other than Dr. Harris, whose biographical information is included under “Continuing Members of the Board of Directors”.

Daniel Bensen has served as our Chief Operating Officer since November 2018 and previously also served as a member of our Board from November 2018 to January 2020. Prior to co-founding Tyra with Dr. Harris, Mr. Bensen served as Head of Immunology and Protein Chemistry at Cidara Therapeutics, Inc. from March 2014 until November 2018. Before Cidara, Mr. Bensen served as Principal Scientist, Protein Chemistry, and Structural Biology at Trius Therapeutics, Inc. from March 2007 until February 2014. Mr. Bensen holds a Bachelor of Arts Degree in Biology from Point Loma Nazarene University in San Diego, California, and an MBA degree from the University of Southern California, Marshall School of Business.

Alan Fuhrman has served as our Chief Financial Officer from January 2023 until the present. From December 2017 until his retirement in June 2020, Mr. Fuhrman served as Chief Financial Officer of Amplyx

Pharmaceuticals, Inc. Prior to Amplyx, Mr. Fuhrman served as Chief Financial Officer of Mirna Therapeutics, Inc. from September 2015 to August 2017. Mr. Fuhrman also served as Chief Financial Officer of Ambit Biosciences Corporation from October 2010 to November 2014. Mr. Fuhrman has served as a member of the board of directors of Checkmate Pharmaceuticals, Inc. from June 2019 until May 2022. Mr. Fuhrman also served as interim President and Chief Executive Officer of Checkmate Pharmaceuticals from October 2021 through February of 2022. Mr. Fuhrman has been a member of the board of directors and chair of the audit committee of SpringWorks Therapeutics, Inc. since August 2019. Mr. Fuhrman has been a member of the board of directors of Esperion Therapeutics, Inc. since March 2020 (where he also serves as chairman of the audit committee). Mr. Fuhrman also served as a member of the board of directors and chairman of the audit committee of Loxo Oncology, Inc. from January 2015 to February 2019. Mr. Fuhrman received B.S. degrees in business administration and agricultural economics from Montana State University and practiced as a CPA with Coopers and Lybrand.

Hiroomi Tada, M.D., Ph.D. has served as our Chief Medical Officer since November 2020. Prior to joining Tyra, Dr. Tada served as Chief Medical Officer at Notable Labs, Inc., a personalized precision oncology company from March 2019 until November 2020. Prior to Notable, Dr. Tada served in various roles at Incyte Corp., first as Executive Director of Immuno-Oncology Clinical Development, and later as Vice President of Translational Sciences for Target Therapies. Dr. Tada also served in several oncology clinical development roles at GlaxoSmithKline and AstraZeneca. Dr. Tada holds a Bachelor of Arts degree from Haverford College, a Ph.D. in Biochemistry and Molecular Biology from Thomas Jefferson University and an M.D. from Jefferson Medical College. Dr. Tada completed his fellowship in Surgical Oncology at the University of Texas, MD Anderson Cancer Center, and held faculty appointments as Assistant Professor of Surgery at the University of Massachusetts Medical School and Temple University School of Medicine prior to joining the pharmaceutical industry.

Corporate Governance

General

The Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “For Investors” page of our website located at www.Tyra.bio, or by writing to our Secretary at our offices at 2656 State Street, Carlsbad, California 92008. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Director Independence

The Board currently consists of nine members. The Board has determined that all of our directors, other than Dr. Harris, are independent directors in accordance with the listing requirements of the Nasdaq Global Select Market (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Diversity and Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) for election or appointment, the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board will take into account many factors, including the following:

•	personal and professional integrity, strong ethics and values and the ability to make mature business judgments;

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	experience as a board member of another publicly-held company;

•	professional and academic experience relevant to our industry;

•	strong leadership skills;

•	diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

•	experience in finance and accounting and/or executive compensation practices; and

•	whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.

Currently, the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of our company and our stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one member of our Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our Board meet the definition of “independent director” under Nasdaq qualification standards. The Nominating and Corporate Governance Committee also believes it is appropriate for our President and Chief Executive Officer to serve as a member of our Board.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (As of April 17, 2023)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	0	0
Part II: Demographic Background
Asian	0	3	0	0
White	3	3	0	0

Identification and Evaluation of Nominees for Directors

The Nominating and Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election or if the Board decides to expand the size of the board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Corporate Governance Committee generally polls our Board and members of management for their recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the Nominating and Corporate Governance Committee and by certain of our other independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound business judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to our Board.

The Nominating and Corporate Governance Committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders, and we do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by members of our Board, management or other parties are evaluated.

Under our Bylaws, a stockholder wishing to suggest a candidate for director should write to our Secretary and provide such information about the stockholder and the proposed candidate as is set forth in our Bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate and include the candidate in our proxy statement for the annual meeting, the recommendation should be received by our Corporate Secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “2024 Stockholder Proposals.”

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Tyra Biosciences, Inc., 2656 State Street, Carlsbad, California 92008.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend.

Board Leadership Structure—Separate Chairman

The Board is currently led by its Chairman, Robert More. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for our Company and the day-to-day leadership and performance of our Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. We believe that this separation of responsibilities provides a balanced approach to managing the Board and overseeing our Company.

The Board has concluded that our current leadership structure is appropriate at this time. However, the Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

The Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable the Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by the Board as a whole.

Board Evaluation

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to oversee a periodic assessment by the Board of the Board’s performance. As provided in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for establishing the evaluation criteria and implementing the process for such evaluation.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code in the “Governance” section of the “For Investors” page of our website located at www.Tyra.bio.

In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

Prohibition Against Pledging and Hedging

We maintain an insider trading compliance policy that prohibits our officers, directors and employees pledging our stock as collateral to secure loans and from engaging in hedging transactions, including prepaid variable forward contract, equity swaps, collars and exchange funds. It further prohibits margin purchases of our stock or placing our stock in a margin account, short sales of our stock, and any transactions in puts, calls or other derivative securities involving our stock.

Attendance by Members of the Board of Directors at Meetings

There were 6 meetings of the Board during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, each director attended at least 75% of the aggregate of all meetings of the Board, and each director attended as least 75% of meetings of the committees on which such director served during the period in which he or she served as a director.

Committees of the Board

The Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a charter that has been approved by the Board. All of the members of each of the Board’s three standing committees are independent as defined under the Nasdaq rules. In addition, all members of the Audit Committee meet the independence requirements for Audit Committee members under Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

The current members of each of the Board committees and committee Chairs are set forth in the following chart.

Name of Director	Audit		Compensation	Nominating and Corporate Governance
Robert More	X			C
Isan Chen, M.D.			X
Gilla Kaplan, Ph.D.				X
Nina Kjellson			C
Melissa McCracken, Ph.D.	X
Siddarth Subramony, Ph.D.			X
Jake Simson, Ph.D.				X
Rehan Verjee	C	†

C	Committee Chairperson
†	Financial Expert

Audit Committee

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

•	appointing our independent registered public accounting firm;

•	evaluating the qualifications, independence and performance of our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;

•	discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;

•	reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing on a periodic basis, or as appropriate, any investment policy and recommending to the Board any changes to such investment policy;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;

•	preparing the report that the SEC requires in our annual proxy statement;

•	reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and

•	reviewing and evaluating, at least annually, the performance of the Audit Committee and its members including compliance of the Audit Committee with its charter.

The members of our Audit Committee are Mr. Verjee, Mr. More and Dr. McCracken. Mr. Verjee serves as the Chairperson of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that Mr. Verjee is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. The Board has determined each of Mr. Verjee, Mr. More and Dr. McCracken are independent under the applicable rules of the SEC and Nasdaq. All members of our Audit Committee are independent under Nasdaq rules and Rule 10A-3. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, which the Audit Committee will evaluate and review at least annually. The Audit Committee met 4 times during 2022. Both our external auditor and internal financial personnel meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee

Our Compensation Committee reviews, approves and recommends to the Board policies relating to compensation and benefits of our officers, employees and directors. The Compensation Committee approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The Compensation Committee also reviews and approves or makes recommendations to the Board regarding the issuance of stock options and other awards under our equity plan. In addition, the Compensation Committee periodically reviews and recommends to the Board compensation for service on the Board and any committees of the Board. The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee will review and evaluate, at least annually, its charter, as well as review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.

The Compensation Committee has retained Compensia, Inc. (“Compensia”), as its independent compensation consultant to advise the Compensation Committee on matters pertaining to director and executive compensation, including advising as to market levels and practices, plan design and implementation, comparable company data, consulting best practices and governance principles, as well as on matters related to employee equity compensation. Compensia does not provide any other services to the Company. The Compensation Committee has determined, and Compensia has affirmed, that Compensia’s work does not present any conflicts of interest and that Compensia is independent. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards.

The members of our Compensation Committee are Ms. Kjellson, Dr. Subramony and Dr. Chen. Ms. Kjellson serves as the Chairperson of the committee. Our Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met 4 times during 2022.

Compensation Committee Interlocks and Insider Participation.

None of the members of our Compensation Committee is currently, or has at any time been, one of our officers or employees. None of our executive officers currently serves, or has served during the past fiscal year, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for assisting the Board in discharging the Board’s responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on the Board and any committees thereof. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to the Board concerning governance matters, oversight of the evaluation of the Board and reviewing and assisting the Board with oversight of matters relating to environmental, social and governance matters affecting the Company. The members of our Nominating and Corporate Governance Committee are Mr. More, Dr. Kaplan and Dr. Simson. Mr. More serves as the Chairperson of the committee. The Board has determined that each member of this committee is independent under the applicable rules and regulations of Nasdaq relating to Nominating and Corporate Governance Committee independence. The Nominating and Corporate Governance Committee operates under a written charter, which the Nominating and Corporate Governance Committee will review and evaluate at least annually. The Nominating and Corporate Governance Committee met 2 times during 2022.

Executive and Director Compensation

Overview

Our named executive officers for 2022, which consist of each person who served as our principal executive officer during 2022 and our next two most highly compensated executive officers who were serving as executive officers at the end of 2022, were:

•	Todd Harris, Ph.D., Chief Executive Officer;

•	Daniel Bensen, Chief Operating Officer; and

•	Ali Fawaz, General Counsel and Secretary.

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021 and 2022.

2022 Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total
Todd Harris, Ph.D.	2022	580,625		1,384,209	321,750	950	2,287,534
Chief Executive Officer	2021	442,822		5,764,839	168,916	986	6,377,563
Daniel Bensen	2022	436,250		1,798,839	193,600	950	2,429,639
Chief Operating Officer	2021	355,096		1,991,713	102,951	1,020	2,450,780
Ali Fawaz
General Counsel	2022	275,000	(4)	2,132,978	193,600	23,130	2,624,708

(1)

The amounts reported in the “Option Awards” column represent the aggregate grant date fair value of the stock options awarded to our named executive officers during the applicable fiscal year, calculated in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 7 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 22, 2023. The amounts reported in this column reflect the accounting cost for the awards and do not reflect the actual economic value that will be realized by our named executive officers upon the exercise of the stock options or the sale of the common stock underlying such awards. See “—Narrative to Summary Compensation Table—Equity-Based Incentive Awards.”

(2)	The amounts disclosed represent performance bonuses earned in the applicable year.
(3)

For 2021 and 2022, includes a $75 monthly telephone allowance for each named executive officer and life insurance premiums paid by our company for the benefit of each named executive officer for the applicable fiscal year. Additionally, includes a $22,500 consulting fee for Mr. Fawaz for services performed for us prior to his employment.

(4)	Mr. Fawaz’s fiscal 2022 salary reflects a partial year of service to the Company since he commenced employment with the Company in May 2022.

Narrative to Summary Compensation Table

Annual Base Salary

The compensation of our named executive officers is generally determined and approved by the Compensation Committee of our Board. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Base salaries for our NEOs have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

In March 2022, the Compensation Committee approved increases to each of Dr. Harris’ and Mr. Bensen’s base salary for 2022, as shown in the table below. Mr. Fawaz’s 2022 base salary of $440,000 was established by the Compensation Committee in connection with his commencement of employment in 2022.

Named Executive Officer	2021 Base Salary	2022 Base Salary	Percentage Increase
Dr. Harris	$550,000	$585,000	6.4%
Mr. Bensen	$410,000	$440,000	7.3%

We expect that base salaries for our NEOs will be reviewed periodically by our Compensation Committee, with adjustments expected to be made generally in accordance with the considerations described above and to maintain base salaries at competitive levels.

Performance Bonus Opportunity

In addition to base salaries, in 2022, our named executive officers were eligible to receive annual performance-based cash bonuses, which were designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each NEO was eligible to receive was generally based on the extent to which we achieve the corporate goals that our Compensation Committee established. At the end of the year, our Compensation Committee reviewed our performance against each corporate goal and determined the extent to which we achieved each of our corporate goals.

Our Compensation Committee will generally consider each named executive officer’s individual contributions towards reaching our annual corporate goals. For 2022, Dr. Harris’ target bonus was 50% of his then-current base salary, and for each of our other named executive officers, was 40% of their then-current base salary.

The corporate goals the Compensation Committee established for 2022 related to development milestones. In February 2023, our Compensation Committee determined that the 2022 goals were achieved at 110% and awarded cash bonuses to each of Dr. Harris and Messrs. Benson and Fawaz based on this assessment.

On February 27, 2023, the Compensation Committee adopted an annual incentive plan (the “Bonus Plan”) under which our employees, including the NEOs, are eligible to receive annual cash bonus payments. The Bonus Plan provides for annual cash bonus opportunities and payouts based on the achievement of specific, pre-established corporate performance objectives and, for certain participants, based in part on individual performance. The Compensation Committee will establish the corporate performance objectives each year. An employee’s maximum bonus under the Plan may not exceed 150% of his or her target bonus, unless otherwise determined by the Compensation Committee (or our Chief Executive Officer, for non-executive employees). An employee’s target bonus and the weightings between corporate and individual achievement will be determined by the Compensation Committee (or our Chief Executive Officer, for non-executive employees) for each year during the term of the Bonus Plan.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees, including our executive officers. The Board or an authorized committee thereof is responsible for approving equity grants.

We grant equity awards under the terms of our 2021 Incentive Award Plan (the “2021 Plan”).

In May 2022, our Compensation Committee granted options under our 2021 Plan to purchase 361,586 shares to Mr. Fawaz in connection with his commencement of employment. The option vests over a period of four years, with 25% of the shares vesting on the one-year anniversary of the grant date and 1/36th of the remaining shares underlying the option vesting on a monthly basis thereafter, subject to Mr. Fawaz’s continuous service with us as of each such vesting date. The options are also subject to potential acceleration of vesting in connection with a qualifying termination of employment or a change in control, as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

Further, in May 2022, our Compensation Committee granted options under our 2021 Plan to purchase 2,301 shares to Mr. Fawaz in connection with his commencement of employment. The options vested and became exercisable upon the filing of an Investigational New Drug Application for TYRA-300 with the Food and Drug Administration on June 24, 2022. Our Compensation Committee granted additional options under our 2021 Plan to purchase 3,752 shares to Mr. Fawaz that were eligible to vest based on our enrollment of the first patient for TYRA-300 clinical trials on or before September 30, 2022. This performance vesting condition was not met and these options did not vest and were cancelled.

In September 2022, our Compensation Committee granted options under our 2021 Plan to purchase 270,000 shares to Dr. Harris and 105,000 shares to Mr. Bensen. The options vest in substantially equal monthly installments over a period of four years following the grant date, subject to the named executive officer’s continuous service with us as of each such vesting date. The options are also subject to potential acceleration of vesting in connection with a qualifying termination of employment or a change in control, as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

Further, in September 2022, our Compensation Committee granted options under our 2021 Plan to purchase 249,532 shares to Mr. Bensen. The options vest in substantially equal monthly installments over a period of three years following the grant date, subject to Mr. Bensen’s continuous service with us as of each such vesting date. The options are also subject to potential acceleration of vesting in connection with a qualifying termination of employment or a change in control, as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table presents information regarding the outstanding stock options and shares of restricted stock held by each of our named executive officers as of December 31, 2022.

Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Todd Harris, Ph.D.	—		—	—	—	—	30,970	(7)	$235,372
	3/10/2021	(2)	265,656	341,558	2.25	3/9/2031
	11/2/2021	(2)	58,239	156,799	24.15	11/1/2031
	11/2/2021	(3)	25,884	—	24.15	11/1/2031
	9/6/2022	(2)	16,875	253,125	7.14	9/5/2032

Daniel Bensen	—		—	—	—	—	9,671	(8)	$73,500
	1/27/2020	(6)	270,129	—	0.61	1/26/2030
	3/10/2021	(2)	59,034	75,903	2.25	3/9/2031
	11/2/2021	(2)	22,648	60,978	24.15	11/1/2031
	11/2/2021	(3)	7,964	—	24.15	11/1/2031
	9/6/2022	(2)	6,562	98,438	7.14	9/5/2032
	9/6/2022	(4)	20,794	228,738	7.14	9/5/2032

Ali Fawaz	5/16/2022	(5)	—	361,586	7.68	5/15/2032
	5/16/2022	(3)	2,301	—	7.68	5/15/2032

(1)	Calculated based on the closing price per share of our common stock on December 30, 2022 ($7.60).
(2)

The option vests in substantially equal monthly installments over a period of four years from the applicable vesting commencement date, subject to continued service through each vesting date. The vesting commencement date for the options granted on March 10, 2021 is March 5, 2021. The vesting commencement date for the other options is the grant date. The option may be subject to accelerated vesting in certain circumstances as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

(3)	The option vested and became exercisable upon the filing of an Investigational New Drug Application for TYRA-300 with the Food and Drug Administration on June 24, 2022.

(4)

The option vests in substantially equal monthly installments over a period of three years from the vesting commencement date subject to continued service through each vesting date. The option may be subject to accelerated vesting in certain circumstances as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

(5)

The option vests over a period of four years, with 25% of the shares vesting on the one year anniversary of the grant date, with 1/36th of the remaining shares underlying the option vesting on a monthly basis, subject to continued service through each vesting date, and subject to accelerated vesting in certain circumstances as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

(6)

The option vests over a period of four years, with 25% of the shares vesting on the one year anniversary of the grant date, with 1/48th of the remaining shares underlying the option vesting on a monthly basis, subject to Mr. Bensen’s continued service. This option permits Mr. Bensen to exercise it while unvested and receive restricted shares of our common stock that are subject to forfeiture until the vesting requirement is met The option may be subject to accelerated vesting in certain circumstances as described below under the subsection titled “Employment Arrangements with our Named Executive Officers.”

(7)

In January 2020, to induce certain investors to purchase our Series A Preferred Stock, Dr. Harris agreed to subject 1,113,765 shares of common stock he acquired from us in August 2018 to a vesting condition. Specifically, Dr. Harris vested in 30,937 shares monthly for 35 months commencing January 31, 2020 and vested in the remaining 30,970 shares in January 2023.

(8)

In January 2020, to induce certain investors to purchase our Series A Preferred Stock, Mr. Bensen agreed to subject 348,051 shares of common stock he acquired from us in August 2018 to a vesting condition. Specifically, Mr. Bensen vested in 9,668 shares monthly for 35 months commencing January 31, 2020 and vested in the remaining 9,671 shares in January 2023.

Employment Arrangements with our Named Executive Officers

Dr. Harris. We have entered into an employment agreement with Dr. Harris which governs the terms of his employment with us.

Dr. Harris’ employment agreement provides for the following benefits in connection with a change in control (as such term is defined below). In the event of a change in control, the vesting of Dr. Harris’ then outstanding unvested equity awards will accelerate as of immediately prior to such change in control with respect to 50% of the unvested shares of our common stock underlying these equity awards. The remaining 50% of the unvested shares of common stock underlying these equity awards will continue to vest at the same rate as immediately prior to the change in control, subject to Dr. Harris’ continued employment with us or our successor through the applicable vesting date. Any portion of Dr. Harris’ outstanding equity awards that remains unvested as of the first anniversary of the change in control will vest in full, subject to Dr. Harris’ continued employment with us or our successor through such first anniversary.

Regardless of the manner in which Dr. Harris’ employment terminates, he is entitled to receive amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and cash out of accrued but unused paid time-off, subject to his compliance with post- termination obligations. In addition, Dr. Harris is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations.

Dr. Harris’ employment agreement provides for severance benefits for certain terminations that arise during and outside a change in control period. Upon a termination without cause, due to death, due to disability, or resignation for good reason outside of a change in control period (as such terms are defined below), Dr. Harris is entitled to (i) a cash lump sum payment equal to 12 months of Dr. Harris’ current annual base salary plus

Dr. Harris’ then target annual bonus, pro-rated based on the total number of days elapsed in the calendar year as of Dr. Harris’ date of termination, (ii) accelerated vesting of 50% of Dr. Harris’ unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for Dr. Harris and his eligible dependents, or if COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 12 months or (b) the date Dr. Harris becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

Upon a termination without cause, due to death, due to disability, or resignation for good reason within 3 months prior to or 18 months after a change in control (such period, the change in control period), Dr. Harris is entitled to (i) a cash lump sum payment equal to 18 months of Dr. Harris’ current annual base salary plus 150% of Dr. Harris’ then target annual bonus, (ii) accelerated vesting of 100% of Dr. Harris’ unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for Dr. Harris and his eligible dependents, or if coverage under COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 18 months from Dr. Harris’ date of termination, or (b) the date Dr. Harris becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

For purposes of Dr. Harris’ employment agreement:

•

“cause” means (i) any material failure on the part of Dr. Harris (other than by reason of disability) to faithfully and professionally carry out his duties; (ii) Dr. Harris’ dishonesty or other misconduct, if such dishonesty or other misconduct is intended to or likely to materially injure the business or reputation of us; (iii) Dr. Harris’ conviction or no contest plea to any misdemeanor involving dishonesty, theft, fraud or moral turpitude, or any felony; (iv) Dr. Harris’ insobriety or illegal use of drugs, chemicals or controlled substances either (A) in the course of performing his duties and responsibilities or (B) otherwise materially affecting the ability of Dr. Harris to perform these duties and responsibilities; (v) Dr. Harris’ material breach of any written agreement with us or any of our affiliates or his material violation of our “code of conduct” or any other material written policy of our company; or (vi) any wanton or willful dereliction of duties by Dr. Harris.

•	“change in control” will have the meaning given to such term in the 2021 Plan.

•	“disability” means permanent and total disability within the meaning of Section 22(e) of the Internal Revenue Code.

•

“good reason” means (i) the material reduction of his annual base salary (other than as part of a reduction in the base salaries of all or substantially all our other similarly situated employees that is in the same proportion as the reduction in his annual base salary); (ii) a material reduction of Dr. Harris’ duties and responsibilities; (iii) our material breach of the employment agreement (other than a reduction of Dr. Harris’ annual base salary as part of a reduction in the base salaries of all or substantially all other similarly situated employees of our company that is in the same proportion as the reduction in his annual base salary); or (iv) the permanent, non-voluntary relocation of Dr. Harris’ principal place of employment that increases his one-way commute by more than 35 miles, provided, that, in each case, Dr. Harris will not be deemed to have good reason unless (A) Dr. Harris first provides the Board with written notice of the condition giving rise to good reason within 30 days of its initial occurrence, (B) we or the successor company fails to cure such condition within 10 days after receiving such written notice, and (C) Dr. Harris’ resignation based on such good reason is effective within 30 days after expiration of our 10 day cure period.

Messrs. Bensen and Fawaz. We have entered into employment agreements with each of Messrs. Bensen and Fawaz, which govern the terms of each of Messrs. Bensen’s and Fawaz’s employment with us (the “Other NEO Agreements”).

The Other NEO Agreements provide for the following benefits in connection with a change in control. In the event of a change in control, the vesting of each of the executive’s then outstanding unvested equity awards will accelerate as of immediately prior to such change in control with respect to 50% of the unvested shares of our common stock underlying these equity awards. The remaining 50% of the unvested shares of common stock underlying these equity awards will continue to vest at the same rate as immediately prior to the change in control, subject to each executive’s continued employment with us or our successor through the applicable vesting date. Any portion of each executive’s outstanding equity awards that remains unvested as of the first anniversary of the change in control will vest in full, subject to each executive’s continued employment with us or our successor through such first anniversary.

Regardless of the manner in which each executive’s employment terminates, he is entitled to receive amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and cash out of accrued but unused paid time-off, subject to compliance with the post-termination obligations. In addition, each executive is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations.

The Other NEO Agreements provide for severance benefits for certain terminations that arise during and outside a change in control period. Upon a termination without cause, due to death, due to disability, or resignation for good reason outside of a change in control period (as such terms are defined below), each executive is entitled to (i) a cash lump sum payment equal to 12 months of the executive’s current annual base salary plus the executive’s then target annual bonus, pro-rated based on the total number of days elapsed in the calendar year as of the executive’s date of termination, (ii) accelerated vesting of 50% of the executive’s unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for the executive and his eligible dependents, or if coverage under COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 12 months from the executive’s date of termination, or (b) the date the executive becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

Under the Other NEO Agreements, upon a termination without cause, due to death, due to disability, or resignation for good reason within 3 months prior to or 18 months after a change in control (such period, the change in control period), the executive is entitled to (i) a cash lump sum payment equal to 18 months of the executive’s current annual base salary plus the executive’s then target annual bonus (ii) accelerated vesting of 100% of the executive’s unvested equity awards as of his date of termination, and (iii) payment or reimbursement of the COBRA premiums for the executive and his eligible dependents, or if coverage under COBRA is not available under our group health plan, the cash amount necessary to maintain his health coverage at the same coverage levels in effect as of the date of his termination, until the earliest of (a) 12 months from the executive’s date of termination, or (b) the date the executive becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan.

For purposes of the Other NEO Agreements, “cause,” “change in control,” “change in control period,” “disability” and “good reason” have the same meaning as given to the terms in Dr. Harris’ employment agreement, as described above.

Each named executive officers’ employment agreement contains a one-year post-termination non-solicitation covenant.

Other Elements of Compensation

Health and Welfare and Retirement Benefits; Perquisites

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other employees. Other than the telephone allowance described in the footnotes to the 2022 Summary Compensation Table, we generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances.

401(k) Plan

Our named executive officers are eligible to participate in a defined contribution retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Code. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Our Board may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board may elect to provide our officers and other employees with non-qualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Non-Employee Director Compensation

Our Board and our stockholders have adopted a non-employee director compensation policy, which provides for annual retainer fees and/or long-term equity awards for our non-employee directors. Each non-employee director receives an annual retainer of $35,000. The chair of our Board receives an additional annual retainer of $30,000. Non-employee directors serving as the chairs of the Audit, Compensation and Nominating and Corporate Governance Committees receive additional annual retainers of $15,000, $10,000 and $8,000, respectively. The non-employee directors serving as members of the Audit, Compensation and Nominating and Corporate Governance Committees receive additional annual retainers of $7,500, $5,000 and $4,000, respectively. The non-employee directors also receive initial grants of options to purchase 29,000 shares of our common stock, vesting over three years, upon election to the Board, and thereafter annual grants of options to purchase 14,500 shares of our common stock, vesting in substantially equal monthly installments over the 12 months following the date of grant (or, in the event the next annual meeting of our stockholders occurs prior to the first anniversary of the date of grant, any remaining unvested portion of the annual award will vest on the date of such annual meeting of our stockholders). Awards to our non-employee directors also vest in the event of a change in control.

Compensation under our non-employee director compensation policy is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan. Our Board or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2021 Plan (which limits will not apply to any non-employee director that serves in any additional capacity with the company for which he or she receives compensation or any compensation paid to any non-employee director prior to the calendar year following the calendar year in which our initial public offering occurred). As provided in the 2021 Plan, our Board or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board or its authorized committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee directors.

The table below shows cash, equity or other compensation paid to our non-employee directors in the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Isan Chen, M.D.	40,000	—	56,669	—	96,669
Gilla Kaplan, Ph.D.	39,000	—	56,669	—	95,669
Nina Kjellson	45,000	—	56,669	—	101,669
Melissa McCracken, Ph.D.	—	—	—	—	—
Robert More	80,500	—	56,669	—	137,169
Jake Simson, Ph.D.	39,000	—	56,669	—	95,669
Siddarth Subramony, Ph.D.	40,000	—	56,669	—	96,669
Rehan Verjee	50,000	—	56,669	—	106,669

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to the non-employee director during fiscal year 2021, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 7 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 22, 2023. The amounts reported in this column reflect the accounting cost for the stock options and do not reflect the actual economic value that will be realized upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such awards.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2022 by each non-employee director who was serving as of December 31, 2022.

Name	Options Outstanding at Fiscal Year End	Unvested Restricted Shares Outstanding at Fiscal Year End
Isan Chen, M.D.	81,967	16,627
Gilla Kaplan, Ph.D.	143,359	—
Nina Kjellson	14,500	—
Melissa McCracken, Ph.D.	—	—
Robert More	14,500	—
Jake Simson, Ph.D.	14,500	—
Siddarth Subramony, Ph.D.	14,500	—
Rehan Verjee	81,967	—

Equity Compensation Plan Information

The following table provides information on our equity compensation plans as of December 31, 2022. As of December 31, 2022, we had three equity compensation plans, consisting of the Tyra Biosciences, Inc. 2021 Incentive Award Plan (the “2021 Plan”), the Tyra Biosciences, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) and the Tyra Biosciences, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), in place under which shares of our common stock were authorized for issuance detailed as follows:

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	5,890,869	(1)	$7.91	(2)	5,098,815	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	5,890,869		$7.91		5,098,815

(1)

Includes 3,508,103 shares of common stock that were subject to outstanding option awards as of December 31, 2022 under the 2021 Plan and 2,382,766 shares of common stock that were subject to outstanding option awards as of December 31, 2022 under the 2020 Plan.

(2)	Represents the weighted-average exercise price of outstanding options.
(3)

Includes 4,339,373 shares of common stock available for issuance under the 2021 Plan and 759,442 shares of common stock available for issuance under the 2021 ESPP (all of which were eligible for purchase pursuant to the offering period in effect on December 31, 2022). This amount does not include any additional shares that may become available for future issuance under the 2021 Plan pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years beginning 2022 and continuing through 2031 by the number of shares equal to the lesser of (i) 5% of the total outstanding shares of our common stock as of the immediately preceding December 31 and (ii) such smaller number of shares as is determined by our Board. Additionally, this amount does not include any additional shares that may become available for future issuance under the 2021 ESPP pursuant to the automatic increase to the share reserve on January 1 of each of our calendar years beginning 2022 and continuing through 2031 by the number of shares equal to the lesser of (i) 1% of the total outstanding shares of our common stock as of the immediately preceding December 31 and (ii) such smaller number of shares as determined by our Board.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock at April 6, 2023 for:

•	each of our directors;

•	each of our Named Executive Officers;

•	all of our current directors and executive officers as a group; and

•	each period, or group of affiliated persons, who beneficially owned more than 5% of our outstanding common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 42,771,024 shares of common stock outstanding as of April 6, 2023. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants or other rights held by that person or entity that are currently exercisable within 60 days of April 6, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Tyra Biosciences, Inc., 2656 State Street, Carlsbad, California 92008.

	Shares Beneficially Owned
Beneficial Owner	Number	Percentage
5% or Greater Stockholders
Entities affiliated with RA Capital Healthcare Fund, L.P. (1)	7,236,454	16.9%
Entities affiliated with Boxer Capital, LLC (2)	6,612,662	15.5%
Canaan XI L.P. (3)	4,409,991	10.3%
Alta Partners NextGen Fund II, L.P. (4)	4,080,296	9.5%
FMR LLC (5)	3,879,123	9.1%
NexTech VI Oncology SCSP (6)	2,518,582	5.9%
Entities affiliated with Biotechnology Value Fund, L.P. (7)	2,472,327	5.8%
Named Executive Officers and Directors
Todd Harris, Ph.D. (8)	2,167,361	5.0%
Daniel Bensen (9)	947,320	2.2%
Ali Fawaz (10)	94,396	*
Isan Chen, M.D. (11)	257,883	*
Gilla Kaplan, Ph.D. (12)	154,723	*
Nina Kjellson (13)	14,500	*
Melissa McCracken, Ph.D.	—	—
Robert More (4) (14)	4,094,796	9.6%
Jake Simson, Ph.D. (15)	14,500	*
Siddarth Subramony, Ph.D. (16)	14,500	*
Rehan Verjee (17)	59,478	*
All current directors and executive officers as a group (13 persons) (18)	8,164,133	18.4%

*	Less than 1%.
(1)

Based on information contained in Schedule 13D filed with the SEC on September 27, 2021 by entities affiliated with RA Capital Healthcare Fund, L.P. Consists of (i) 5,297,120 shares of our common stock held by RA Capital Healthcare Fund, L.P. (“RA Healthcare”); (ii) 1,496,613 shares of our common stock held by RA Capital Nexus Fund, L.P. (“Nexus”); and (iii) 442,721 shares of our common stock held by Blackwell Partners LLC—Series A (“Blackwell”). RA Capital Management, L.P. is the investment manager for RA Healthcare, Nexus and Blackwell. The general partner of RA Capital Management, L.P. is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the managing members. RA Capital Management, L.P., RA Capital Management GP, LLC, Peter Kolchinsky and Rajeev Shah may be deemed to have voting and investment power over the shares held of record by RA Healthcare, Nexus and Blackwell. RA Capital Management, L.P., RA Capital Management GP, LLC, Peter Kolchinsky and Rajeev Shah disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the entities listed above is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

(2)

Based on information contained in Amendment No. 1 to Schedule 13D filed with the SEC on June 16, 2022 by entities affiliated with Boxer Capital, LLC. Consists of (i) 6,323,359 shares of our common stock held by

Boxer Capital, LLC (“Boxer Capital”), (ii) 288,095 shares of our common stock held by MVA Investors, LLC (“MVA”) and (iii) 1,208 shares of our common stock held by Siddarth Subramony, a Vice President of Boxer Capital and a member of our Board. Boxer Capital, Boxer Asset Management Inc. (“Boxer Management”) and Joe Lewis hold shared voting and dispositive power over the shares held by Boxer Capital, and MVA and Aaron I. Davis hold shared voting and dispositive power over the shares held by MVA. Siddarth Subramony has sole voting and dispositive power over the shares held by him. Each of the individuals and entities listed above expressly disclaims beneficial interest of the shares listed above except to the extent of any pecuniary interest therein. The principal business address of Boxer Capital, MVA and Aaron Davis is: 12860 El Camino Real, Suite 300, San Diego, CA 92130. The principal business address of Boxer Management and Joe Lewis is: c/o Cay House P.O. Box N-7776 E.P. Taylor Drive Lyford Cay, New Providence, Bahamas.
(3)

Based on information contained in Schedule 13G filed with the SEC on February 8, 2022 by entities affiliated with Canaan XI LP. Consists of (i) 3,936,595 shares of our common stock held by Canaan XI and (ii) 473,396 shares of our common stock held by Canaan 2020+ Series 7. Canaan XI GP may be deemed to have investment and voting power over the shares held by Canaan XI, and Canaan 2020+ GP may be deemed to have investment and voting power over the shares held by Canaan 2020+ Series 7. Nina Kjellson, a member of our Board, Brenton K. Ahrens, Joydeep Bhattacharyya, Richard J. Boyle Jr., Wende S. Hutton, Maha S. Ibrahim, Guy M. Russo, Tim M. Shannon and Hrach Simonian are managers of Canaan XI GP and make investment and voting decisions with respect to the shares held by Canaan XI, acting collectively, and are the members of an investment committee of Canaan 2020+ GP that makes investment and voting decisions with respect to the shares held by Canaan 2020+ Series 7, acting collectively. The address for Canaan XI L.P. and Canaan 2020+ Co-Investment L.P.—Series 7 is 2765 Sand Hill Road, Menlo Park, California 94025.

(4)

Based on information contained in Schedule 13D filed with the SEC on September 27, 2021 by entities affiliated with Alta Partners NextGen Fund II, L.P.. Consists of 4,080,296 shares of our common stock held by Alta Partners NextGen Fund II, L.P. (“Alta”). Alta Partners Nextgen Fund II Management, LLC (“Alta Management”) is the general partner of Alta. Daniel Janney, Peter Hudson and Robert More, a member of our Board, as Managing Members of Alta Management, share voting or investment power over the shares held by Alta. Each of the individuals and entities listed above expressly disclaims beneficial interest of the shares listed above except to the extent of any pecuniary interest therein. The principal address for Alta is 115 W Snow King Avenue, Suite 101B, Jackson, Wyoming 83001.

(5)

Based on information contained in Amendment No. 1 to Schedule 13G filed with the SEC on February 9, 2023 by FMR, LLC. (“FMR”) Consists of 3,879,123 shares held by FMR. Members of the Johnson family, including Abigail P. Johnson, share voting or investment power over the shares held by FMR. Each of the individuals and entities listed above expressly disclaims beneficial interest of the shares listed above except to the extent of any pecuniary interest therein. The principal business address of FMR, LLC is 245 Summer Street, Boston, Massachusetts, 02210.

(6)

Based on information contained in Schedule 13G filed with the SEC on September 27, 2021 by NexTech VI Oncology SCSP. Consists of (i) 2,518,582 shares of our common stock held by Nextech VI Oncology VI LP (“Nextech VI LP”). Nextech VI GP S.à r.l. (“Nextech VI GP “) serves as the sole general partner of Nextech VI LP and has sole voting and investment control over the shares owned by Nextech VI LP and may be deemed to own beneficially the shares held by Nextech VI LP. Nextech VI GP owns no securities of the Issuer directly. Rocco Sgobbo, Dalia Bleyer and Ian Charoub are members of the board of managers of Nextech VI GP and share voting and dispositive power over the shares held by Nextech VI LP, and may be deemed to own beneficially the shares held by Nextech VI LP. The members of the board of managers own no securities of the Issuer directly. Each of the individuals and entities listed above expressly disclaims beneficial interest of the shares listed above except to the extent of any pecuniary interest therein. The principal business address of Nextech VI LP is: 8 rue Lou Hemmer, L-1748 Luxembourg-Findel, Gran-Duché de Luxembourg.

(7)

Based on information contained in Schedule 13G filed with the SEC on March 24, 2022 by entities affiliated with Biotechnology Value Fund, L.P. (“BVF”). Consists of (i) 1,345,011 shares of our common stock held by BVF, (ii) 971,317 shares of our common stock held by Biotechnology Value Fund II, L.P. (“BVF2”),

(iii) 129,274 shares of our common stock held by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”) and (iv) 26,725 shares of our common stock held in an account (the “Partners Managed Account”) managed by BVF Partners L.P. (“Partners”). BVF I GP LLC shares voting and dispositive power over the shares held by BVF. BVF II GP LLC shares voting and dispositive power over the shares held by BVF2. BVF Partners OS Ltd. shares voting and dispositive power over the shares held by Trading Fund OS. BVF GP Holdings LLC, Partners, BVF Inc. and Mark N. Lampert share voting and dispositive power over the shares held by BVF and BVF2. Partners, BVF Inc. and Mr. Lampert share voting and dispositive power over the shares held by Trading Fund OS and held in the Partners Managed Account. . Each of the individuals and entities listed above expressly disclaims beneficial interest of the shares listed above except to the extent of any pecuniary interest therein. The principal address for each of BVF, BVF2 and Partners is 44 Montgomery St., 40th Floor, San Francisco, California 94104. The principal address for Trading Fund OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(8)

Consists of (i) 1,701,276 shares of our common stock held directly and (ii) 466,085 shares of common stock issuable upon the exercise of stock options granted to Dr. Harris that are exercisable within 60 days of April 6, 2023.

(9)

Consists of (i) 527,981 shares of our common stock held directly and (ii) 419,339 shares of common stock issuable upon the exercise of stock options granted to Mr. Bensen that are exercisable within 60 days of April 6, 2023.

(10)

Consists (i) 1,699 shares of our common stock held directly and (ii) 92,697 shares of our common stock issuable upon the exercise of stock options granted to Mr. Fawaz that are exercisable within 60 days of April 6, 2023.

(11)

Consists of (i) 192,783 shares of our common stock held directly and (ii) 65,100 shares of our common stock issuable upon the exercise of stock options granted to Dr. Chen that are exercisable within 60 days of April 6, 2023.

(12)

Consists of (i) 28,231 shares of our common stock held directly and (ii) 126,492 shares of our common stock issuable upon the exercise of stock options granted to Dr. Kaplan that are exercisable within 60 days of April 6, 2023.

(13)	Consists of 14,500 shares of common stock underlying stock options exercisable within 60 days of April 6, 2023.
(14)	Consists of 14,500 shares of common stock underlying stock options exercisable within 60 days of April 6, 2023.
(15)	Consists of 14,500 shares of common stock underlying stock options exercisable within 60 days of April 6, 2023.
(16)	Consists of 14,500 shares of common stock underlying stock options exercisable within 60 days of April 6, 2023.
(17)	Consists of 59,478 shares of common stock underlying stock options exercisable within 60 days of April 6, 2023.
(18)

Includes the shares described in footnotes 4 and 8 through 17, 83,130 shares of our common stock held directly by Hiroomi Tada, M.D., Ph.D. and 261,546 shares of common stock underlying stock options held by Dr. Tada that are exercisable within 60 days of April 6, 2023. Alan Fuhrman does not hold any shares of our common stock or have any stock options that are exercisable within 60 days of April 6, 2023.

Certain Relationships and Related Person Transactions

The following is a summary of transactions entered into or existing since January 1, 2021 to which we have been a party in which the amount involved exceeded or will exceed $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Sales of Securities

Series B Preferred Stock Financing

In March 2021, we sold an aggregate of 3,874,793 shares of our Series B convertible preferred stock at a purchase price of $27.4337 per share pursuant to agreements entered into with investors. Each share of our Series B convertible preferred stock automatically converted into shares of our common stock at a ratio of 2.5974-for- one immediately prior to the completion of our initial public offering. All purchasers of our Series B convertible preferred stock are entitled to specified registration rights.

The following table summarizes purchases of our Series B convertible preferred stock by related persons:

Participant	Shares of Series B Preferred Stock	Total Purchase Price
Alta Partners NextGen Fund II, L.P.(1)	255,160	$6,999,983
RA Capital Healthcare Fund, L.P.(2)	546,773	$15,000,007
RA Capital Nexus Fund, L.P.(2)	182,257	$4,999,984
Boxer Capital, LLC(3)	713,629	$19,577,484
MVA Investors, LLC(3)	15,401	$422,506
Canaan XI L.P.(4)	364,515	$9,999,995
Nextech VI Oncology SCSP(5)	729,030	$19,999,990
Isan Chen, M.D.	7,290	$199,992

(1)	Alta Partners NextGen Fund II, L.P. is an affiliate of Alta Partners and is a holder of 5% or more of our capital stock. Robert More is a Managing Director at Alta Partners and a member of our Board.
(2)

RA Capital Healthcare Fund, L.P. and RA Capital Nexus Fund, L.P. are affiliates RA Capital, and RA Capital is a holder of 5% or more of our capital stock. Jake Simson, Ph.D. is a Partner at RA Capital and a member of our Board.

(3)

MVA Investors, LLC is affiliated with Boxer Capital, LLC. Boxer Capital, LLC and MVA Investors, LLC together hold 5% or more of our capital stock. Siddarth Subramony, Ph.D. is a Vice President of Boxer Capital, LLC and a member of our Board.

(4)

Canaan XI L.P. (“Canaan XI”) and Canaan 2020+ Co-Investment L.P.—Series 7 (“Canaan 2020+ Series 7”) together hold 5% or more of our capital stock. Nina Kjellson is (i) a manager of Canaan Partners XI LLC (“Canaan XI GP”), the general partner of Canaan XI, (ii) a member of an investment committee of Canaan Partners 2020+ Co-Investment LLC (“Canaan 2020+ GP”), the general partner of Canaan 2020+ Series 7, that makes investment and voting decisions with respect to the shares held by Canaan 2020+ Series 7, and (iii) a member of our Board.

(5)

Nextech VI Oncology SCSP is an affiliate of Nextech Invest Ltd. and is a holder of 5% or more of our capital stock. Melissa McCracken, Ph.D. is a Principal at Nextech Invest Ltd. and a member of our Board.

Investor Agreements

We entered into an amended and restated investors’ rights agreement in March 2021, (the “IRA”), with the holders of our convertible preferred stock and certain holders of our common stock, including the holders of more than 5% of our capital stock listed above as well as entities with which certain of our directors are affiliated. This agreement provides for certain rights relating to the registration of their shares of common stock issued upon conversion of their convertible preferred stock and certain additional covenants made by us.

Consulting Agreement with van den Boom & Associates, LLC

On December 23, 2018, we entered into a consulting agreement with van den Boom & Associates, LLC, or van den Boom & Associates, to provide (i) a resource to assist with finance department and administrative oversight (“Oversight Resources”) and (ii) resources to assist with day-to-day accounting functions (“Accounting

Resources”). Services provided under the agreement with van den Boom & Associates are billed at hourly rates. In April 2021, Esther van den Boom, the managing partner of van den Boom & Associates, signed an employment agreement with our company whereby she became our Chief Financial Officer on a half-time basis. Following the date of her employment agreement, Oversight Resources previously provided under the consulting agreement were thereafter provided to us pursuant to Ms. van den Boom’s employment agreement. Payments for Accounting Resources under the consulting agreement during the years ending December 31, 2021 and 2022 were approximately $435,000 and $765,000, respectively.

Participation in our Initial Public Offering

In September 2021, beneficial owners of more than 5% of our capital stock and their affiliates participated in our initial public offering. Boxer Capital, LLC, Alta Partners NextGen Fund II Management, LLC, RA Capital Management, L.P. and Cormorant Asset Management, LP each purchased approximately $10 million, $2.5 million, $20 million and $5 million, respectively, of shares of our common stock in our initial public offering at the initial public offering price of $16.00 per share.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Our Charter and Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our executive officers and certain of our directors as more fully described in the section entitled “Executive and Director Compensation.”

Policies and Procedures for Related Person Transactions

The Board adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years) and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section, other than participation in our initial public offering, occurred prior to the adoption of this policy.

2024 Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2656 State Street, Carlsbad, California 92008 in writing not later than December 19, 2023, which is 120 days prior to the one-year anniversary of the mailing date of the proxy statement for the Annual Meeting, unless the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of our Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than the close of business on February 1, 2024 and no later than the close of business on March 2, 2024. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 31, 2024, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2024 Annual Meeting, or if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 1, 2024.

We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2024 annual meeting. Shareholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

No Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee” to the extent permitted by the rules of the SEC will not be deemed incorporated, unless specifically provided otherwise in such filing. In addition, references to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this proxy statement. Information on our website, other than our proxy statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Tyra’s Annual Report on Form 10-K

A copy of Tyra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements thereto but not including exhibits, as filed with the SEC, will be sent to any beneficial owners of our common stock on the Record Date as determined on April 6, 2023 without charge upon written request addressed to:

Tyra Biosciences, Inc.

Attention: Secretary

2656 State Street

Carlsbad, CA 92008

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxydocs.com/TYRA. We make available free of charge on our website all of our filings that are made electronically with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022. These materials can be found at www.Tyra.bio under the “For Investors” section.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Alan Fuhrman

Chief Financial Officer

Carlsbad, California

April 17, 2023

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/TYRA • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

PHONE Call 1-866-485-1932 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
To attend the meeting you must register by 2:00 PM, PT on May 29, 2023 at www.proxydocs.com/TYRA

Tyra Biosciences, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 6, 2023

TIME: Wednesday,	May 31, 2023 9:00 AM, Pacific Time

PLACE:	The Annual Meeting will be held live via webcast - please visit

www.proxydocs.com/TYRA	for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Todd Harris Ph.D. and Alan Fuhrman (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Tyra Biosciences, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Tyra Biosciences, Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

        FOR ON PROPOSALS 1 AND 2

PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.  To elect the three nominees for Class II directors for a three-year term to expire at the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

	FOR	WITHHOLD
1.01 Isan Chen, M.D.	☐	☐		FOR

1.02 Gilla Kaplan, Ph.D.	☐	☐		FOR

1.03 Robert More	☐	☐		FOR

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.	☐	☐	☐	FOR
3. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/TYRA

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date